                                                                  EXHIBIT 10.3

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT  AGREEMENT (the  "Agreement") is entered into as of the 6th day of July, 2002 (the "Effective  Date"), by and between  Progressive  Software
Holding,  Inc., a Delaware  corporation  with its principal place of business at
6836 Morrison Boulevard,  Charlotte,  North Carolina 28211 (the "Company"),  and
Christopher  Sebes, an individual with a residence address of 7409 Red Oak Lane,
Charlotte, North Carolina 28226 (the "Executive").

                                  INTRODUCTION

     WHEREAS,  the Company is in the  business  of  designing,  developing,  and marketing  high  quality,  specialized  point of sale  ("POS"),  back office and enterprise  technology for the food service and specialty  retail  industry (the
"Business"); and

     WHEREAS,  the Company  desires to employ the  Executive  and the  Executive desires to accept such employment on the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and mutual promises herein below set forth, the parties hereby agree as follows:

     1. Employment Period. The term of this Agreement (the "Employment  Period")
shall  commence  on the date  hereof  and,  subject  to earlier  termination  as hereinafter provided, shall terminate one (1) year from the date hereof.

     2. Employment Duties. Subject to the terms and conditions set forth herein, the Company hereby employs the Executive to act as President and Chief Executive
Officer of the Company during the Employment  Period,  and the Executive  hereby accepts  such  employment.  The duties  assigned  and  authority  granted to the
Executive shall be determined by the Company's Board of Directors. The Executive
agrees to perform his duties for the Company diligently,  competently,  and in a good  faith  manner.  The  Executive  may also  engage in civic  and  charitable activities to the extent they are not inconsistent  with the Executive's  duties hereunder.

     3. Salary and Bonus.

     (a) Base  Salary.  The Company  agrees to pay the  Executive a salary at an annualized  rate of $175,000 from the Effective Date through  December 31, 2002, and a salary at an annualized  rate of $200,000 from January 1, 2003 through the remainder of the Employment Period, payable monthly.

     (b) Bonus.  The Executive  shall have an opportunity to earn an annual cash bonus in the discretion of the Company's  Board of Directors (or any appropriate committee thereof);  provided, that nothing herein shall obligate the Company to pay any bonus to the Executive.

     (c) Options.  The Executive shall have an opportunity to participate in any employee  option  plan  established  by the  Company  in the  discretion  of the
Company's Board of Directors (or any appropriate  committee thereof);  provided, that  nothing  herein  shall  obligate  the  Company  to  grant  options  to the
Executive.

     4. Other Benefits.

     (a) Reimbursement for Insurance  Premiums.  The Executive shall participate in the Company's medical insurance program for its employees.

     (b) Vacation. The Executive shall be entitled to an annual vacation of such duration in accordance  with the vacation  policies of the Company in effect for its  executives  and as may be determined  by the Board of Directors,  and in no event less than three (3) weeks, without interruption of salary.

     (c)  Reimbursement  of Expenses.  The Company shall reimburse the Executive for all reasonable travel,  entertainment,  gasoline and other expenses incurred or paid by the Executive in connection  with, or related to, the  performance of his duties or responsibilities under this Agreement, provided that the Executive submits to the Company substantiation of such expenses sufficient to satisfy the record keeping guidelines  promulgated from time to time by the Internal Revenue
Service.

     (d) Moving  Expenses.  The Company shall  reimburse the Executive for up to
$7,000 for moving  expenses  incurred by the  Executive in  connection  with his relocation to North Carolina.

     (e)  Forgiveness  of Debt. The Company shall forgive loans in the amount of
$45,000 made before the date hereof by the Company to the Executive.

     5.  Termination  by the Company with Cause.  The Company may terminate this
Agreement if any of the following events shall occur:

     (a)  the  death  or  disability  of the  Executive  (for  purposes  of this
Agreement, "disability" shall mean the Executive's incapacity due to physical or mental  illness  which has caused the  Executive to be absent from the full-time performance of his duties with the Company for a period of three (3) consecutive months).

     (b) any action or  inaction  by the  Executive  that  constitutes  larceny, fraud,  gross  negligence,  a  willful  or  negligent  misrepresentation  to the directors  or officers of the Company,  its  successors  or assigns,  or a crime involving moral turpitude; or

     (c) the  refusal  of the  Executive  to follow  the  reasonable  and lawful written  instructions of the Board of Directors of the Company,  with respect to the  services to be rendered and the manner of  rendering  such  services by the
Executive or the Executive's failure,  after notice, to satisfactorily carry out the duties assigned to him.

The Company may terminate this Agreement  pursuant to this Section 5 immediately upon written notice to the Executive, except for termination due to the death of the Executive, which shall require no notice.

     6. Termination and Severance.

     (a) Notice/Events/Defined Terms.

          (i)  Termination  by the  Executive.  The Executive may terminate this
     Agreement  at any time by  providing  a minimum of two (2) weeks of written notice to the Company.

          (ii)  Termination  by the  Company  Without  Cause.  The  Company  may
     terminate  this  Agreement at any time without  cause by providing  written notice  to the  Executive.  As used in this  Agreement,  the term  "without cause"  shall mean  termination  for any reason not  specified in Section 5 hereof, except for retirement.

     (b)  Severance.  If the Company  terminates  this  Agreement  without cause within the first six (6) months of the Effective  Date,  then  commencing on the date of such  termination,  the  Company  shall  provide  the  Executive  with a severance  payment equal to three  quarters of his annual salary then in effect, payable in nine (9) equal monthly installments.  Thereafter, the Executive shall accrue one (1) additional month of severance payment for every two (2) months of service to the Company through the end of the Employment  Period up to a maximum severance  payment equal to twelve (12) months of the Executive's  annual salary in effect at the time of termination of this agreement, payable in equal monthly installments over the number of months of severance so accrued, upon termination without  cause during the last six (6) months of the  Employment  Period or upon the end of the Employment Period if the Executive's  employment is not continued
or renewed by the Company.

     (c) General  Release.  As a condition  precedent to receiving any severance payment,  the Executive  shall  execute a general  release of any and all claims which the  Executive  or his  heirs,  executors,  agents or  assigns  might have against the Company, its subsidiaries,  affiliates,  successors, assigns and its past, present and future stockholders,  employees,  officers,  directors, agents and attorneys.

     (d) Resignation. If the Executive or the Company with cause terminates this
Agreement, the Executive shall have no rights to receive severance payments from the Company,  and all obligations of the Company pursuant to Sections 3, 4 and 6 hereof shall terminate  immediately effective upon the date of such termination;
provided,  that the Company shall pay to the Executive any amounts under Section
3 hereof earned but unpaid as of such date of termination.

     7. Non-Competition.  During the term of this Agreement and for one (1) year following the termination of this Agreement,  the Executive will not directly or indirectly  whether  as a partner,  consultant,  agent,  employee,  co-venturer, greater  than two percent  owner or  otherwise  or through any other  Person (as hereafter  defined):  (a) be  engaged  in any  business  or  activity  which  is competitive  with the  business of the Company in any part of the world in which the Company is at the time of the Executive's termination engaged in selling its products  directly or indirectly;  or (b) attempt to recruit any employee of the
Company,  assist in their hiring by any other person,  or encourage any employee to terminate  his or her  employment  with the  Company;  or (c)  encourage  any customer  of the  Company  to conduct  with any other  person  any  business  or activity  which such customer  conducts or could  conduct with the Company.  For purpose  of this  Section  7,  the  term  "Company"  shall  include  any  person controlling,  under common control with, or controlled by, the Company,  and the
term  "Person"  shall  mean  an  individual  or   corporation,   association  or
partnership in estate or trust or any other entity or organization.

     The Executive recognizes and agrees that because a violation by him of this
Section  7  will  cause  irreparable  harm  to the  Company  that  could  not be quantified  and for which money damages would be  inadequate,  the Company shall have the right to injunctive  relief to prevent or restrain any such  violation, without the necessity of posting a bond.

     The Executive  expressly  agrees that the character,  duration and scope of this  covenant not to compete are  reasonable in light of the  circumstances  as they exist at the date upon which this  Agreement  has been  executed.  However, should a determination  nonetheless be made by a court of competent jurisdiction at a later  date that the  character,  duration  or  geographical  scope of this covenant not to compete is  unreasonable in light of the  circumstances  as they then exist,  then it is the intention of both the Executive and the Company that this covenant not to compete shall be construed by the court in such a manner as to impose  only those  restrictions  on the conduct of the  Executive  which are reasonable  in light of the  circumstances  as they then exist and  necessary to provide the Company to the fullest extent  permitted by law the intended benefit of this covenant not to compete.

     8. Confidentiality  Covenants.  The Executive  understands that Company may impart to him confidential business information including,  without limitations, designs, financial information,  personnel information, strategic plans, product development information and the like (collectively "Confidential  Information").
The  Executive  hereby  acknowledges   Company's  exclusive  ownership  of  such
Confidential Information.

     (a) The Executive's Agreements. The Executive agrees as follows: (i) to use the Confidential  Information  only to provide services to the Company;  (ii) to communicate  Confidential  Information  only to  fellow  employees,  agents  and representatives  of the  Company  on a  need-to-know  basis;  and  (iii)  not to otherwise  disclose  or use any  Confidential  Information.  Upon  demand by the
Company or upon termination of Executive's employment, Executive will deliver to the Company all manuals,  photographs,  recordings,  and any other instrument or device by which,  through which, or on which  Confidential  Information has been recorded and/or preserved,  which are in the Executive's possession,  custody or control.  Executive  acknowledges  that for purposes of this Section 8 that term
"Company"  means any person or entity now or  hereafter  during the term of this
Agreement which controls, is under common control with, or is controlled by, the
Company.

     (b)  Remedies  for  Violation.  The  Executive  recognizes  and agrees that because a violation by him of this Section 8 will cause  irreparable harm to the
Company  that  could not be  quantified  and for which  money  damages  would be inadequate,  the Company shall have the right to injunctive relief to prevent or restrain any such violations, without the necessity of posting a bond.

     9.  Governing  Law/Jurisdiction.  This  Agreement  shall be governed by and interpreted  and  governed  in  accordance  with the laws of the  State of North
Carolina.  The parties  agree that this  Agreement  was made and entered into in
North Carolina and each party hereby consents to the jurisdiction of a competent court in North Carolina to hear any dispute arising out of this Agreement.

     10.  Entire  Agreement.   This  Agreement,   together  with  its  Exhibits,
constitutes the entire agreement  between the parties hereto with respect to the
subject   matter  hereof  and  thereof  and  supersedes  any  and  all  previous agreements,  written and oral,  regarding the subject  matter hereof between the parties  hereto.  This  Agreement  shall not be  changed,  altered,  modified or amended, except by a written agreement signed by both parties hereto.

     11.  Notices.  All  notices,  requests,  demands  and other  communications required  or  permitted  to be given or made  under this  Agreement  shall be in writing  and shall be deemed to have been given if  delivered  by hand,  sent by generally recognized overnight courier service,  telex or telecopy, or certified mail, return receipt requested.

         (a)      to the Company at:

                  6836 Morrison Boulevard
                  Charlotte, North Carolina 28211

         (b)      to the Executive at:

                  6836 Morrison Boulevard
                  Charlotte, North Carolina  28211

     Any such  notice or other  communication  will be  considered  to have been given (i) on the date of delivery in person, (ii) on the third day after mailing by certified  mail,  provided  that receipt of delivery is confirmed in writing,
(iii) on the first  business day  following  delivery to a commercial  overnight courier, or (iv) on the date of facsimile transmission  (telecopy) provided that the giver of the notice obtains telephone confirmation of receipt.

     Either  party may, by notice  given to the other party in  accordance  with this  Section,  designate  another  address  or person  for  receipt  of notices hereunder.

     12.  Severability.  If any  term or  provision  of this  Agreement,  or the application thereof to any person or under any circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such terms to the persons or under circumstances other than those as to which it is invalid or unenforceable,  shall be considered  severable and shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law. The invalid or unenforceable  provisions shall,  to the  extent  permitted  by law,  be deemed  amended  and  given  such interpretation as to achieve the economic intent of this Agreement.

     13. Waiver. The failure of any party to insist in any once instance or more upon  strict  performance  of any of the  terms  and  conditions  hereof,  or to exercise any right of privilege  herein  conferred,  shall not be construed as a waiver of such terms, conditions,  rights or privileges, but same shall continue to remain in full force and effect. Any waiver by any party of any violation of, breach of or default  under any  provision of this  Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any  other  violation  of,  breach  of or  default  under any other provision of this Agreement.

     14.  Successors  and  Assigns.  This  Agreement  shall be binding  upon the
Company and any successors and assigns of the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            PROGRESSIVE SOFTWARE HOLDING, INC.

                                             By:/s/ William A. Beebe
                                                -------------------------------
                                                Name:William A. Beebe
                                                Title:Treasurer

                                             EXECUTIVE:

                                             /s/ Christopher Sebes
                                             ----------------------------------
                                                 Christopher Sebes